Exhibit 99.1

Press Release

For Further Information Contact:

INVESTORS:	MEDIA:
Byron Purcell	Christopher Savarese
(717) 975-5809	(717) 975-5718
Or investor@riteaid.com

FOR IMMEDIATE RELEASE

Rite Aid Reports Fiscal 2020 Second Quarter Results

•            Same Store Prescription Volume Grew 2.7 Percent

•            Second Quarter Net Loss from Continuing Operations of $78.7 Million or $1.48 Per Share, Compared to the Prior Year Second Quarter Net Loss of $352.3 Million or $6.67 Per Share

•            Second Quarter Adjusted Net Income from Continuing Operations of $6.3 Million or $0.12 Per Share, Compared to the Prior Year Second Quarter Adjusted Net Loss of $7.9 Million or $0.15 Per Share

•            Second Quarter Adjusted EBITDA from Continuing Operations of $134.2 Million, Compared to the Prior Year Second Quarter Adjusted EBITDA of $148.6 Million

•            Rite Aid Narrows Fiscal 2020 Outlook for Adjusted EBITDA

CAMP HILL, Pa. (Sept. 26, 2019) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its second fiscal quarter ended August 31, 2019.

For the second quarter, the company reported net loss from continuing operations of $78.7 million, or $1.48 per share, Adjusted net income from continuing operations of $6.3 million, or $0.12 per share, and Adjusted EBITDA from continuing operations of $134.2 million, or 2.5 percent of revenues.

“After my first few weeks as CEO, I’m optimistic about our future because I believe in the Rite Aid brand and the opportunity we have to deliver innovative experiences as a health and wellness destination, even as we recognize the challenges ahead,” said Rite Aid CEO Heyward Donigan. “I’m also encouraged by the market opportunities for EnvisionRxOptions as health plans and employers rethink their pharmacy services partnerships. In talking with many associates during my first 45 days, we know there is important work in front of us, and we are acting with urgency to finalize a strategic plan that positions our company to meet its full potential. We look forward to sharing the key elements of this plan in the coming months.”

“As we continue these efforts, I’d like to thank our Rite Aid team for their hard work during the second quarter,” Donigan continued. “Our Adjusted EBITDA results exceeded our plan driven by prescription count growth and strong expense control. This gives us important momentum for our future, and I look forward to working closely with our team to deliver a solid finish to our fiscal year and position Rite Aid as an innovative leader in our industry.”

-More-

Second Quarter Summary

Revenues from continuing operations for the quarter were $5.37 billion compared to revenues from continuing operations of $5.42 billion in the prior year’s quarter. Retail Pharmacy Segment revenues were $3.85 billion and decreased 1.6 percent compared to the prior year period due to a reduction in store count, partially offset by an increase in same store sales. Revenues in the Pharmacy Services Segment were $1.58 billion, an increase of 1.1 percent compared to the prior year period, which was due to an increase in Medicare Part D revenue.

Retail Pharmacy Segment same store sales from continuing operations for the second quarter increased 0.4 percent over the prior year period, consisting of a 1.5 percent increase in pharmacy sales and a 1.8 percent decrease in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, decreased 0.6 percent. Pharmacy sales were negatively impacted by approximately 276 basis points as a result of new generic introductions. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 2.7 percent over the prior year period resulting primarily from the company’s continued emphasis on driving clinical services. Prescription sales from continuing operations accounted for 67.2 percent of total drugstore sales.

Net loss from continuing operations was $78.7 million or $1.48 per share compared to last year’s second quarter net loss from continuing operations of $352.3 million or $6.67 per share. The decrease in net loss was due primarily to $282.6 million of goodwill and intangible asset impairment charges, net of tax, in the prior year period and a reduction in lease termination and impairment charges. These items were partially offset by higher restructuring-related costs, higher income tax expense and a decrease in Adjusted EBITDA.

Adjusted EBITDA from continuing operations was $134.2 million or 2.5 percent of revenues for the second quarter compared to Adjusted EBITDA from continuing operations of $148.6 million or 2.7 percent of revenues for the same period last year, a decrease of $14.4 million. The Retail Pharmacy Segment Adjusted EBITDA from continuing operations decreased $10.9 million compared to the prior year due primarily to weaker front end gross profit, resulting  from a decline in front end same store sales, and a reduction in Transition Service Agreement fee income from Walgreens Boots Alliance. These items were partially offset by lower salaries and benefit expense related to the company’s recent corporate restructuring and strong labor and expense control at the stores. The Pharmacy Services Segment Adjusted EBITDA benefited from improvements in pharmacy network performance but decreased $3.4 million over the prior year period due to operating investments to support current year and future growth.

In the second quarter, the company remodeled 24 stores and relocated one store, bringing the total number of wellness stores chainwide to 1,805. Additionally, the company closed 2 stores, resulting in a total store count of 2,464 at the end of the second quarter.

Outlook for Fiscal 2020

Rite Aid is updating its fiscal 2020 outlook, including narrowing its guidance for Adjusted EBITDA. The company’s outlook assumes continued prescription count growth, improvements in generic drug costs and strong SG&A expense control, offset by a decline in prescription reimbursement rates. The fiscal 2020 guidance also assumes continued improvements in pharmacy network performance in the Pharmacy Services Segment.

Rite Aid expects revenues to be between $21.5 billion and $21.9 billion in fiscal 2020 with same store sales expected to range from an increase of 0.0 percent to an increase of 1.0 percent over fiscal 2019.

Net loss is expected to be between $235.0 million and $275.0 million.

Adjusted EBITDA is expected to be between $510.0 million and $550.0 million.

Adjusted net income per share is expected to be between $0.00 and $0.56.

Capital expenditures are expected to be approximately $250 million.

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid’s management team. The call will be simulcast via the internet and can be accessed at www.riteaid.com in the conference call section of investor information. A playback of the call will also be available by telephone beginning at 12:00 p.m. Eastern Time today until 11:59 p.m. Eastern Time on Sept. 29, 2019. The playback number is 1-855-859-2056 from within the U.S. and Canada or 1-404-537-3406 from outside the U.S. and Canada with the reservation number 4487388.

About Rite Aid Corporation

Rite Aid Corporation, which generated fiscal 2019 annual revenue of $21.6 billion, is one of the nation’s leading drugstore chains with 2,464 stores in 18 states and pharmacy benefit management (PBM) capabilities through EnvisionRxOptions and its affiliates. At Rite Aid we have a personal interest in our customers’ health and wellness and deliver the products and services they need to lead healthier lives. Information about Rite Aid, including corporate background and press releases, is available through the company’s website at www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid’s outlook for fiscal 2020; Rite Aid’s competitive position and ability to realize its growth initiatives and operating efficiencies; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the pending sale of the remaining Rite Aid distribution centers and related assets to Walgreens Boots Alliance, Inc. (“WBA”), including the possibility that the transactions may not close, or the business of Rite Aid may suffer as a result of uncertainty surrounding the pending transactions; our ability to successfully execute and achieve benefits from our leadership transition plan and organizational restructuring, including managing the transition to our new chief executive officer and other management; the potential for operational disruptions due to, among other things, concerns of management, employees, current and potential customers, other third parties with whom we do business and shareholders; the success of any changes to our business strategy that may be implemented under our new chief executive officer and other management; our ability to achieve cost savings through the organizational restructurings within the anticipated timeframe, if at all; possible changes in the size and components of the expected costs and charges associated with the organizational restructuring plan; and the outlook for and future growth of the Company.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation settlement, loss on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs and the WBA merger termination fee. The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the second quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only. Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, loss on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlement, severance, restructuring-related costs and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. We further note that the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis.

In addition to Adjusted EBITDA, Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share, we occasionally refer to several other Non-GAAP measures, on a less frequent basis, in order to describe certain components of our business and how we utilize them to describe our results. Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. The presentation includes a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, litigation settlement, restructuring-related costs and other items. The presentation includes a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	August 31, 2019	March 2, 2019
ASSETS
Current assets:
Cash and cash equivalents	$142,181	$144,353
Accounts receivable, net	1,945,600	1,788,712
Inventories, net of LIFO reserve of $619,437 and $604,444	1,968,937	1,871,941
Prepaid expenses and other current assets	183,428	179,132
Current assets held for sale	145,213	117,581
Total current assets	4,385,359	4,101,719
Property, plant and equipment, net	1,270,467	1,308,514
Operating lease right-of-use assets	2,944,651	—
Goodwill	1,108,136	1,108,136
Other intangibles, net	381,369	448,706
Deferred tax assets	382,105	409,084
Other assets	201,126	215,208
Total assets	$10,673,213	$7,591,367

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$10,704	$16,111
Accounts payable	1,570,178	1,618,585
Accrued salaries, wages and other current liabilities	732,787	808,439
Current portion of operating lease liabilities	502,706	—
Current liabilities held for sale	43,364	—
Total current liabilities	2,859,739	2,443,135
Long-term debt, less current maturities	3,834,605	3,454,585
Long-term operating lease liabilities	2,745,598	—
Lease financing obligations, less current maturities	22,540	24,064
Other noncurrent liabilities	250,145	482,893
Total liabilities	9,712,627	6,404,677

Commitments and contingencies	—	—
Stockholders’ equity:
Common stock	54,896	54,016
Additional paid-in capital	5,885,550	5,876,977
Accumulated deficit	(4,948,958)	(4,713,244)
Accumulated other comprehensive loss	(30,902)	(31,059)
Total stockholders’ equity	960,586	1,186,690
Total liabilities and stockholders’ equity	$10,673,213	$7,591,367

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended August 31, 2019	Thirteen weeks ended September 1, 2018
Revenues	$5,366,264	$5,421,362
Costs and expenses:
Cost of revenues	4,221,825	4,260,211
Selling, general and administrative expenses	1,135,530	1,153,991
Lease termination and impairment charges	1,471	39,609
Goodwill and intangible asset impairment charges	—	375,190
Interest expense	60,102	56,233
Gain on sale of assets, net	(1,587)	(4,965)

	5,417,341	5,880,269

Loss from continuing operations before income taxes	(51,077)	(458,907)
Income tax expense (benefit)	27,628	(106,559)
Net loss from continuing operations	(78,705)	(352,348)
Net loss from discontinued operations, net of tax	(574)	(6,792)
Net loss	$(79,279)	$(359,140)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(78,705)	$(352,348)
Net loss from discontinued operations attributable to common stockholders - basic and diluted	(574)	(6,792)
Loss attributable to common stockholders - basic and diluted	$(79,279)	$(359,140)

Denominator:
Basic and diluted weighted average shares	53,041	52,823

Basic and diluted loss per share
Continuing operations	$(1.48)	$(6.67)
Discontinued operations	$(0.01)	$(0.13)
Net basic and diluted loss per share	$(1.49)	$(6.80)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Twenty-six weeks ended August 31, 2019	Twenty-six weeks ended September 1, 2018
Revenues	$10,738,853	$10,809,852
Costs and expenses:
Cost of revenues	8,467,691	8,479,952
Selling, general and administrative expenses	2,298,182	2,306,618
Lease termination and impairment charges	1,949	49,468
Goodwill and intangible asset impairment charges	—	375,190
Interest expense	118,372	119,025
Loss on debt retirements, net	—	554
Gain on sale of assets, net	(4,299)	(10,824)

	10,881,895	11,319,983

Loss from continuing operations before income taxes	(143,042)	(510,131)
Income tax expense (benefit)	35,002	(116,056)
Net loss from continuing operations	(178,044)	(394,075)
Net (loss) income from discontinued operations, net of tax	(894)	249,351
Net loss	$(178,938)	$(144,724)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(178,044)	$(394,075)
Net (loss) income from discontinued operations attributable to common stockholders - basic and diluted	(894)	249,351
Loss attributable to common stockholders - basic and diluted	$(178,938)	$(144,724)

Denominator:
Basic and diluted weighted average shares	53,084	52,771

Basic and diluted loss per share
Continuing operations	$(3.35)	$(7.47)
Discontinued operations	$(0.02)	$4.73
Net basic and diluted loss per share	$(3.37)	$(2.74)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended August 31, 2019	Thirteen weeks ended September 1, 2018

OPERATING ACTIVITIES:
Net loss	$(79,279)	$(359,140)
Net loss from discontinued operations, net of tax	(574)	(6,792)
Net loss from continuing operations	$(78,705)	$(352,348)
Adjustments to reconcile to net cash used in operating activities of continuing operations:
Depreciation and amortization	83,044	89,743
Lease termination and impairment charges	1,471	39,609
Goodwill and intangible asset impairment charges	—	375,190
LIFO charge	7,504	3,358
Gain on sale of assets, net	(1,587)	(4,965)
Stock-based compensation expense	4,712	5,215
Changes in deferred taxes	26,979	(112,452)
Changes in operating assets and liabilities:
Accounts receivable	(135,704)	(129,565)
Inventories	(100,536)	(62,751)
Accounts payable	(9,730)	(17)
Operating lease right-of-use assets and operating lease liabilities	46,875	—
Other assets	(67,187)	(18,334)
Other liabilities	(55,935)	(117,271)
Net cash used in operating activities of continuing operations	(278,799)	(284,588)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(43,079)	(44,594)
Intangible assets acquired	(7,498)	(6,864)
Proceeds from dispositions of assets and investments	3,765	5,813
Net cash used in investing activities of continuing operations	(46,812)	(45,645)
FINANCING ACTIVITIES:
Net proceeds from revolver	250,000	1,145,000
Principal payments on long-term debt	(1,671)	(2,640)
Change in zero balance cash accounts	18,325	(18,184)
Net proceeds from the issuance of common stock	—	392
Payments for taxes related to net share settlement of equity awards	(791)	(2,244)
Deferred financing costs paid	(129)	—
Net cash provided by financing activities of continuing operations	265,734	1,122,324
Cash flows from discontinued operations:
Operating activities of discontinued operations	11,605	12,047
Investing activities of discontinued operations	—	—
Financing activities of discontinued operations	—	(818,762)
Net cash provided by (used in) discontinued operations	11,605	(806,715)
Decrease in cash and cash equivalents	(48,272)	(14,624)
Cash and cash equivalents, beginning of period	190,453	147,092
Cash and cash equivalents, end of period	$142,181	$132,468

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Twenty-six weeks ended August 31, 2019	Twenty-six weeks ended September 1, 2018

OPERATING ACTIVITIES:
Net loss	$(178,938)	$(144,724)
Net (loss) income from discontinued operations, net of tax	(894)	249,351
Net loss from continuing operations	$(178,044)	$(394,075)
Adjustments to reconcile to net cash used in operating activities of continuing operations:
Depreciation and amortization	166,970	184,272
Lease termination and impairment charges	1,949	49,468
Goodwill and intangible asset impairment charges	—	375,190
LIFO charge	14,993	13,324
Gain on sale of assets, net	(4,299)	(10,824)
Stock-based compensation expense	10,092	10,246
Loss on debt retirements, net	—	554
Changes in deferred taxes	26,979	(124,807)
Changes in operating assets and liabilities:
Accounts receivable	(153,269)	(323,724)
Inventories	(111,990)	(31,650)
Accounts payable	(85,623)	207,943
Operating lease right-of-use assets and operating lease liabilities	34,982	—
Other assets	(44,674)	(11,232)
Other liabilities	(8,104)	(245,587)
Net cash used in operating activities of continuing operations	(330,038)	(300,902)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(84,060)	(92,565)
Intangible assets acquired	(15,708)	(20,519)
Proceeds from dispositions of assets and investments	4,423	15,729
Proceeds from sale-leaseback transactions	—	2,587
Net cash used in investing activities of continuing operations	(95,345)	(94,768)
FINANCING ACTIVITIES:
Net proceeds from revolver	375,000	1,335,000
Principal payments on long-term debt	(3,451)	(433,746)
Change in zero balance cash accounts	54,712	(17,101)
Net proceeds from the issuance of common stock	—	1,302
Payments for taxes related to net share settlement of equity awards	(986)	(2,244)
Financing fees paid for early debt redemption	—	(13)
Deferred financing costs paid	(315)	—
Net cash provided by financing activities of continuing operations	424,960	883,198
Cash flows from discontinued operations:
Operating activities of discontinued operations	(2,272)	(62,003)
Investing activities of discontinued operations	523	603,402
Financing activities of discontinued operations	—	(1,343,793)
Net cash used in discontinued operations	(1,749)	(802,394)
Decrease in cash and cash equivalents	(2,172)	(314,866)
Cash and cash equivalents, beginning of period	144,353	447,334
Cash and cash equivalents, end of period	$142,181	$132,468

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended August 31, 2019	Thirteen weeks ended September 1, 2018

Retail Pharmacy Segment
Revenues from continuing operations (a)	$3,848,104	$3,911,512
Cost of revenues from continuing operations (a)	2,815,660	2,859,875
Gross profit from continuing operations	1,032,444	1,051,637
LIFO charge from continuing operations	7,504	3,358
FIFO gross profit from continuing operations	1,039,948	1,054,995
Adjusted EBITDA gross profit from continuing operations	1,045,257	1,057,742

Gross profit as a percentage of revenues - continuing operations	26.83%	26.89%
LIFO charge as a percentage of revenues - continuing operations	0.20%	0.09%
FIFO gross profit as a percentage of revenues - continuing operations	27.02%	26.97%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	27.16%	27.04%

Selling, general and administrative expenses from continuing operations	1,044,818	1,068,944
Adjusted EBITDA selling, general and administrative expenses from continuing operations	952,584	954,124
Selling, general and administrative expenses as a percentage of revenues - continuing operations	27.15%	27.33%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.75%	24.39%

Cash interest expense	56,304	52,295
Non-cash interest expense	3,798	3,938
Total interest expense	60,102	56,233
Interest expense - continuing operations	60,102	56,233
Interest expense - discontinued operations	0	0

Adjusted EBITDA - continuing operations	92,673	103,618
Adjusted EBITDA as a percentage of revenues - continuing operations	2.41%	2.65%

Pharmacy Services Segment
Revenues (a)	$1,579,069	$1,561,811
Cost of revenues (a)	1,467,074	1,452,297
Gross profit	111,995	109,514

Gross profit as a percentage of revenues	7.09%	7.01%

Adjusted EBITDA	41,517	44,963
Adjusted EBITDA as a percentage of revenues	2.63%	2.88%

(a) - Revenues and cost of revenues include $60,909 and $51,961 of inter-segment activity for the thirteen weeks ended August 31, 2019 and September 1, 2018, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING  INFORMATION

(Dollars in thousands)

(unaudited)

	Twenty-six weeks ended August 31, 2019	Twenty-six weeks ended September 1, 2018

Retail Pharmacy Segment
Revenues from continuing operations (a)	$7,712,912	$7,809,277
Cost of revenues from continuing operations (a)	5,649,973	5,688,183
Gross profit from continuing operations	2,062,939	2,121,094
LIFO charge from continuing operations	14,993	13,324
FIFO gross profit from continuing operations	2,077,932	2,134,418
Adjusted EBITDA gross profit from continuing operations	2,085,520	2,141,780

Gross profit as a percentage of revenues - continuing operations	26.75%	27.16%
LIFO charge as a percentage of revenues - continuing operations	0.19%	0.17%
FIFO gross profit as a percentage of revenues - continuing operations	26.94%	27.33%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	27.04%	27.43%

Selling, general and administrative expenses from continuing operations	2,116,143	2,133,331
Adjusted EBITDA selling, general and administrative expenses from continuing operations	1,908,839	1,934,033
Selling, general and administrative expenses as a percentage of revenues - continuing operations	27.44%	27.32%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.75%	24.77%

Cash interest expense	110,914	115,196
Non-cash interest expense	7,458	8,444
Total interest expense	118,372	123,640
Interest expense - continuing operations	118,372	119,025
Interest expense - discontinued operations	0	4,615

Adjusted EBITDA - continuing operations	176,681	207,747
Adjusted EBITDA as a percentage of revenues - continuing operations	2.29%	2.66%

Pharmacy Services Segment
Revenues (a)	$3,145,361	$3,104,573
Cost of revenues (a)	2,937,138	2,895,767
Gross profit	208,223	208,806

Gross profit as a percentage of revenues	6.62%	6.73%

Adjusted EBITDA	67,856	78,826
Adjusted EBITDA as a percentage of revenues	2.16%	2.54%

(a) - Revenues and cost of revenues include $119,420 and $103,998 of inter-segment activity for the twenty-six weeks ended August 31, 2019 and September 1, 2018, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended August 31, 2019	Thirteen weeks ended September 1, 2018

Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(78,705)	$(352,348)
Adjustments:
Interest expense	60,102	56,233
Income tax expense (benefit)	27,628	(106,559)
Depreciation and amortization	83,044	89,743
LIFO charge	7,504	3,358
Lease termination and impairment charges	1,471	39,609
Goodwill and intangible asset impairment charges	—	375,190
Merger and Acquisition-related costs	514	19,031
Stock-based compensation expense	4,712	5,215
Restructuring-related costs	25,145	—
Inventory write-downs related to store closings	3,149	1,300
Litigation settlement	—	18,000
Gain on sale of assets, net	(1,587)	(4,965)
Other	1,213	4,774
Adjusted EBITDA - continuing operations	$134,190	$148,581
Percent of revenues - continuing operations	2.50%	2.74%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Twenty-six weeks ended August 31, 2019	Twenty-six weeks ended September 1, 2018

Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(178,044)	$(394,075)
Adjustments:
Interest expense	118,372	119,025
Income tax expense (benefit)	35,002	(116,056)
Depreciation and amortization	166,970	184,272
LIFO charge	14,993	13,324
Lease termination and impairment charges	1,949	49,468
Goodwill and intangible asset impairment charges	—	375,190
Loss on debt retirements, net	—	554
Merger and Acquisition-related costs	3,599	26,219
Stock-based compensation expense	10,092	10,246
Restructuring-related costs	68,495	—
Inventory write-downs related to store closings	3,990	5,133
Litigation settlement	—	18,000
Gain on sale of assets, net	(4,299)	(10,824)
Other	3,418	6,097
Adjusted EBITDA - continuing operations	$244,537	$286,573
Percent of revenues - continuing operations	2.28%	2.65%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME (LOSS)

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended August 31, 2019	Thirteen weeks ended September 1, 2018

Net loss from continuing operations	$(78,705)	$(352,348)
Add back - Income tax expense (benefit)	27,628	(106,559)
Loss before income taxes - continuing operations	(51,077)	(458,907)

Adjustments:
Amortization expense	26,596	32,500
LIFO charge	7,504	3,358
Goodwill and intangible asset impairment charges	—	375,190
Merger and Acquisition-related costs	514	19,031
Restructuring-related costs	25,145	—
Litigation settlement	—	18,000

Adjusted income (loss) before income taxes - continuing operations	8,682	(10,828)

Adjusted income tax expense (benefit) (a)	2,394	(2,951)
Adjusted net income (loss) from continuing operations	$6,288	$(7,877)

Adjusted net income (loss) per diluted share - continuing operations:

Numerator for adjusted net income (loss) per diluted share:
Adjusted net income (loss) from continuing operations	$6,288	$(7,877)

Denominator:
Basic weighted average shares	53,041	52,823
Outstanding options and restricted shares, net	651	—
Diluted weighted average shares	53,692	52,823

Net loss from continuing operations per diluted share - continuing operations	$(1.48)	$(6.67)

Adjusted net income (loss) per diluted share - continuing operations	$0.12	$(0.15)

(a) The fiscal year 2020 and 2019 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL’s, state credits and valuation allowance, was used for the thirteen weeks ended August 31, 2019 and September 1, 2018, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET LOSS

(Dollars in thousands, except per share amounts)

(unaudited)

	Twenty-six weeks ended August 31, 2019	Twenty-six weeks ended September 1, 2018

Net loss from continuing operations	$(178,044)	$(394,075)
Add back - Income tax expense (benefit)	35,002	(116,056)
Loss before income taxes - continuing operations	(143,042)	(510,131)

Adjustments:
Amortization expense	54,256	67,900
LIFO charge	14,993	13,324
Goodwill and intangible asset impairment charges	—	375,190
Loss on debt retirements, net	—	554
Merger and Acquisition-related costs	3,599	26,219
Restructuring-related costs	68,495	—
Litigation settlement	—	18,000

Adjusted loss before income taxes - continuing operations	(1,699)	(8,944)

Adjusted income tax benefit (a)	(468)	(2,437)
Adjusted net loss from continuing operations	$(1,231)	$(6,507)

Adjusted net loss per diluted share - continuing operations:

Numerator for adjusted net loss per diluted share:
Adjusted net loss from continuing operations	$(1,231)	$(6,507)

Denominator:
Basic and diluted weighted average shares	53,084	52,771

Net loss from continuing operations per diluted share - continuing operations	$(3.35)	$(7.47)

Adjusted net loss diluted share - continuing operations	$(0.02)	$(0.12)

(a) The fiscal year 2020 and 2019 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL’s, state credits and valuation allowance, was used for the twenty-six weeks ended August 31, 2019 and September 1, 2018, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirteen weeks ended August 31, 2019	Thirteen weeks ended September 1, 2018

Reconciliation of adjusted EBITDA gross profit:
Revenues	$3,848,104	$3,911,512
Gross Profit	1,032,444	1,051,637
Addback:
LIFO charge	7,504	3,358
Depreciation and amortization (cost of goods sold portion only)	2,205	2,254
Other	3,104	493
Adjusted EBITDA gross profit - continuing operations	$1,045,257	$1,057,742
Percent of revenues - continuing operations	27.16%	27.04%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$3,848,104	$3,911,512
Selling, general and administrative expenses	1,044,818	1,068,944
Less:
Depreciation and amortization (SG&A portion only)	64,975	68,401
Stock-based compensation expense	4,432	5,215
Merger and Acquisition-related costs	514	19,031
Restructuring-related costs	21,055	—
Litigation settlement	—	18,000
Other	1,258	4,173
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$952,584	$954,124
Percent of revenues - continuing operations	24.75%	24.39%

Adjusted EBITDA - continuing operations	$92,673	$103,618

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Twenty-six weeks ended August 31, 2019	Twenty-six weeks ended September 1, 2018

Reconciliation of adjusted EBITDA gross profit:
Revenues	$7,712,912	$7,809,277
Gross Profit	2,062,939	2,121,094
Addback:
LIFO charge	14,993	13,324
Depreciation and amortization (cost of goods sold portion only)	4,468	4,621
Other	3,120	2,741
Adjusted EBITDA gross profit - continuing operations	$2,085,520	$2,141,780
Percent of revenues - continuing operations	27.04%	27.43%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$7,712,912	$7,809,277
Selling, general and administrative expenses	2,116,143	2,133,331
Less:
Depreciation and amortization (SG&A portion only)	130,014	138,067
Stock-based compensation expense	9,697	10,246
Merger and Acquisition-related costs	2,828	26,219
Restructuring-related costs	60,436	—
Litigation settlement	—	18,000
Other	4,329	6,766
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$1,908,839	$1,934,033
Percent of revenues - continuing operations	24.75%	24.77%

Adjusted EBITDA - continuing operations	$176,681	$207,747

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING FEBRUARY 29, 2020

(In thousands)

(unaudited)

	Guidance Range
	Low	High

Total Revenues	$21,500,000	$21,900,000

Same store sales	0.00%	1.00%

Gross Capital Expenditures	$250,000	$250,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(275,000)	$(235,000)
Adjustments:
Interest expense	240,000	240,000
Income tax expense	35,000	35,000
Depreciation and amortization	340,000	340,000
LIFO charge	30,000	30,000
Lease termination and impairment charges	25,000	25,000
Restructuring-related costs	90,000	90,000
Other	25,000	25,000
Adjusted EBITDA	$510,000	$550,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET INCOME GUIDANCE

YEAR ENDING FEBRUARY 29, 2020

(In thousands)

(unaudited)

	Guidance Range
	Low	High

Net loss	$(275,000)	$(235,000)
Add back - income tax expense	35,000	35,000
Loss before income taxes	(240,000)	(200,000)

Adjustments:
Amortization expense	120,000	120,000
LIFO charge	30,000	30,000
Restructuring-related costs	90,000	90,000

Adjusted income before adjusted income taxes	—	40,000

Adjusted income tax expense	—	10,000
Adjusted net income	$—	$30,000

Diluted adjusted net income per share	$—	$0.56